UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026
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Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue New York, New York		10167
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.
The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 19, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Tradeweb Markets Inc. (the “Company”), upon the recommendation of the Board of Directors of the Company, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to: (i) amend Article VIII of the Certificate of Incorporation to provide for the elimination of monetary liability of certain officers of the Company in certain limited circumstances, together with certain other technical, clarifying, and clean-up amendments to the Certificate of Incorporation; and (ii) add a federal forum selection provision to Section 12.2 of Article XII of the Certificate of Incorporation providing that, unless the Company, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, to the fullest extent permitted by law, shall be the federal district courts of the United States of America (together, the “Certificate Amendments”).
As a result, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on May 19, 2026 setting forth the Certificate Amendments (“the Certificate of Amendment”), which became effective upon filing. In addition, subsequently, also on May 19, 2026, the Company filed a Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware that restated and integrated, but did not further amend, the Company’s Amended and Restated Certificate of Incorporation and the Certificate Amendments into a single document. The Restated Certificate became effective upon filing.
The foregoing descriptions of the Certificate Amendments and the Restated Certificate do not purport to be complete and are qualified in their entirety by reference to (i) the descriptions of the Certificate Amendments set forth under the headings “Proposal 4: To Approve an Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to Limit the Liability of Certain Officers as Permitted by Delaware Law and Make Certain Other Clarifying Changes (the “Exculpation Amendment”)” and “Proposal 5: To Approve an Amendment to the Certificate of Incorporation to Add a Federal Forum Selection Provision for Claims Arising Under the Securities Act of 1933, as Amended (the “Federal Forum Selection Amendment”)” of the Company’s definitive proxy statement as filed with the U.S. Securities and Exchange Commission on March 26, 2026 (the “Proxy Statement”); and (ii) the full text of the Certificate of Amendment and the Restated Certificate, respectively, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 19, 2026, at the Annual Meeting, stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of the stockholders were as follows:
Proposal 1: Election of Directors
The Company’s stockholders elected the persons listed below as Class I directors, each to serve for a three-year term expiring at the Company’s 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott Ganeles	1,104,522,733	35,153,034	2,471,508
Catherine Johnson	1,110,131,764	29,544,003	2,471,508
Daniel Maguire	1,110,133,902	29,541,865	2,471,508
Proposal 2: Ratification of Appointment of Deloitte & Touche LLP Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,142,014,656	130,313	2,306	—

Proposal 3: Advisory Vote on Executive Compensation.
The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,124,762,301	14,904,331	9,135	2,471,508
Proposal 4: To Approve an Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to Limit the Liability of Certain Officers as Permitted by Delaware Law and Make Certain Other Clarifying Changes (the “Exculpation Amendment”).
The Company’s stockholders approved the Exculpation Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,074,636,156	65,026,677	12,934	2,471,508
Proposal 5: To Approve an Amendment to the Certificate of Incorporation to Add a Federal Forum Selection Provision for Claims Arising Under the Securities Act of 1933, as Amended (the “Federal Forum Selection Amendment”).
The Company’s stockholders approved the Federal Forum Selection Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,133,689,104	5,977,296	9,367	2,471,508
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number	Exhibit Description
3.1*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Tradeweb Markets Inc.
3.2*	Restated Certificate of Incorporation of Tradeweb Markets Inc. dated May 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: May 20, 2026	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: Chief Legal Officer